SUPPLEMENT DATED APRIL 17, 2006

TO PROSPECTUS DATED MAY 1, 2005 FOR

CHASE INSURANCE LIFE AND ANNUITY COMPANY

PERIODIC PAYMENT

VARIABLE ANNUITY CONTRACTS

CHASE INSURANCE ADVANTAGE III

Issued By

CHASE VARIABLE ANNUITY SEPARATE ACCOUNT

of

CHASE INSURANCE LIFE AND ANNUITY COMPANY

This Supplement amends certain information contained in your Chase Insurance Advantage III Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement changes information provided in the March 3, 2006 Supplement as a result of changes made by the underlying Funds.

The JPMorgan Investment Trust Mid Cap Value Portfolio and the JPMorgan Series Trust II Mid Cap Value Portfolio have informed us that they will not be closed to new investments contrary to their earlier decision. As a result, we will continue to accept allocations and transfers into the JPMorgan Investment Trust Mid Cap Value Subaccount and the JPMorgan Series Trust II Mid Cap Value Subaccount.

Contract Owners’ prior allocation or transfer instructions involving these Subaccounts, such as future Purchase Payment allocation instructions, elections under the Dollar Cost Averaging program, or Automatic Asset Reallocation instructions will continue to be in effect.

Contract Owners who, as a result of our prior communications, changed allocation or transfer instructions to exclude the above Subaccounts should contact us if they want to revise their instructions to again include these Subaccounts. We will follow any instruction a Contract Owner has previously provided unless we are instructed otherwise. Thus, we will not reinstate the Subaccounts under a Contract Owner’s allocation and transfer instructions unless specifically requested to reverse any instruction received in response to our prior communications.

Written instructions may be given by writing to us at Chase Insurance, Administrative Office: Annuity Inforce Team, 2500 Westfield Drive, Elgin, Illinois 60123-7836. Telephone instructions may be given by calling us at (877) 280-5102. Annuity Contact Center representatives are available Monday – Friday from 7:30 a.m. to 6:00 p.m. CST.

Contract Owners who participate in the Managed Investment Advisory Account (MIAA) program are not required to take any action. As a result of the timing of these actions by the underlying Funds, the next revision to the MIAA allocation models will not include these Subaccounts. Changes will be reflected in future confirmation statements.

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For use in all states